UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      March 23, 2009

INTERLINE BRANDS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-32380	03-2542659
(Commission File Number)	(I.R.S. Employer Identification No.)

801 West Bay Street, Jacksonville, Florida	32204
(Address of principal executive offices)	(Zip Code)

(904) 421-1400
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 22, 2009, the Board of Directors of Interline Brands, Inc., a Delaware corporation (the “Company”), authorized and declared a dividend of one preferred stock purchase right (a “Right” and collectively, the “Rights”) for each share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), outstanding at the close of business on April 2, 2009 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a purchase price of $30.00, subject to adjustment (the “Purchase Price”). The specific terms of the Rights are contained in the Rights Agreement, dated as of March 22, 2009, by and between the Company and Mellon Investor Services LLC as Rights Agent (the “Rights Agreement”).

The Board of Directors has authorized the adoption of the Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, the Rights impose a significant penalty upon any person or group which acquires beneficial ownership of 15% or more of the Company’s outstanding Common Stock without the prior approval of the Board of Directors. The Company, its subsidiaries, employee benefit plans of the Company or any of its subsidiaries, and any individual or entity holding Common Stock for or pursuant to the terms of or for the purpose of funding any such employee benefit plan will be excepted.

The following is a summary of the principal terms of the Rights Agreement. The following summary is a general description only and is qualified in its entirety by the full text of the Rights Agreement which is attached as Exhibit 4.1 hereto and incorporated by reference herein. Capitalized terms used but not otherwise defined herein will have meanings given to such terms in the Rights Agreement.

The Rights. Initially, the Rights will trade with, and will be inseparable from, the Common Stock. The Rights will be evidenced (unless earlier expired, redeemed or terminated) by the certificates for the Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) and not by separate Right Certificates. The registered holders of the Common Stock will be deemed to be the registered holders of the associated Rights. Rights are issued to all shares of Common Stock outstanding as of the Record Date or issued (on original issuance or out of treasury) after the Record Date but before the earlier of the Distribution Date described below or the Expiration Date. Before the exercise of the Rights, the Rights do not give their holders any rights as stockholders of the Company, including the right to vote or to receive dividends.

Exercisability. The Rights become exercisable and separate from the Common Stock upon the Distribution Date. The “Distribution Date” means the earlier of:

▪

The tenth day after the public announcement by the Company or any person or group of affiliated or associated persons that any person or group of affiliated or associated persons has become an “Acquiring Person” by obtaining beneficial ownership (including any derivative security that increases in value as the value of Common Stock increases or that provides the holder with an opportunity to profit from any increase in the value of Common Stock, that is disclosed pursuant to a Schedule 13D under the Exchange Act or, if not disclosed on a Schedule 13D, if and only if the Company’s Board of Directors determines that such person is deemed to beneficially own the Common Stock in respect of such derivative security) of 15% or more of the Company’s outstanding Common Stock; or

▪

The tenth business day (or such later date as the Board of Directors may designate before a person or group of affiliated or associated persons becomes an Acquiring Person) after the commencement of, or first public announcement of the intent of any person to commence, a tender or exchange offer by any person or group of affiliated or associated persons, which would, if consummated, result in such person or group becoming an Acquiring Person;

unless the tenth day or tenth business day, as the case may be, referred to above occurs after the date of public announcement of the Rights Agreement and before the Record Date, then the Distribution Date will be at the close of business on the tenth day after the Record Date.

The Rights will not be exercisable due solely to the ownership of Common Stock by existing stockholders or their affiliates or assigns, who own 15% or more of the Company’s outstanding Common Stock as of the date of the Rights Agreement so long as such existing stockholder does not acquire any additional shares of Common Stock of the Company that would cause such existing stockholder’s percentage ownership of shares of Common Stock outstanding to exceed by any amount such existing stockholder’s percentage ownership (rounded up to the next whole percentage point) as of the date of the Rights Agreement. Furthermore, the Rights will not be exercisable if the Company’s Board of Directors determines in good faith that a person or group of affiliated or associated persons has become an Acquiring Person inadvertently and such person or group reduces its holdings below 15% of the Company’s outstanding Common Stock as promptly as practicable. Finally, the Rights will not be exercisable if the Company repurchases some of its own Common Stock and, as a result, a person’s or group’s holdings constitute 15% or more of the remaining outstanding Common Stock so long as such person or group does not make any further acquisitions of the Common Stock after the repurchase.

Issuance of Right Certificates. Before the Distribution Date, the Rights will be evidenced by the Common Stock certificates (or, if the Common Stock is uncertificated, by the book-entry account that evidences record ownership of such Common Stock) and any transfer of shares of Common Stock will constitute a transfer of the Rights. After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the Common Stock (or, if the Common Stock is uncertificated, by appropriate changes to the book-entry account that evidences record ownership of such Common Stock) at the close of business on the Distribution Date. Thereafter, the Rights will be transferable separately from the Common Stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

▪

Flip-In. If any person or group of affiliated or associated persons becomes an Acquiring Person, then, after the Distribution Date, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons or transferees thereof) will entitle the holder to purchase, for the Purchase Price, a number of shares of Common Stock having a market value of twice the Purchase Price.

▪

Flip-Over. If, after any person or group of affiliated or associated persons becomes an Acquiring Person, (1) the Company is involved in a merger or other business combination in which the Company is not the surviving corporation or its Common Stock is changed into or exchanged for other securities or assets; or (2) the Company or one or more of its subsidiaries sell or otherwise transfer assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries, taken as a whole, then each Right will entitle the holder to purchase, for the Purchase Price, a number of shares of common stock of the other party to such business combination or sale (or in certain circumstances, an affiliate) having a market value of twice the Purchase Price.

Expiration. The Rights will expire at the close of business on March 22, 2012, unless earlier redeemed or exchanged by the Company, as discussed below.

Redemption. The Board of Directors may redeem all of the Rights at a price of $0.001 per Right at any time before any person or group of affiliated or associated persons becomes an Acquiring Person. If the Board of Directors redeems any Right, it must redeem all of the outstanding Rights. Once the Rights are redeemed, the right to exercise the Right will terminate and, thereafter, the only right of the Rights holders will be to receive the redemption price of $0.001 per Right. The redemption price may be adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Rights Agreement.

Exchange. At any time on or after the date any person or group of affiliated or associated persons becomes an Acquiring Person, the Board may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated persons) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right. However, the Board of Directors does not have the power to effect such exchange after any person or group of affiliated or associated persons becomes the owner of 50% or more of the Company’s outstanding Common Stock.

Anti-Dilution Provisions. The Board of Directors may adjust the Purchase Price of the Preferred Stock, the number and kind of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, stock split or reclassification of the Preferred Stock. No adjustments to the Purchase Price of less than 1% will be made.

Amendments. For so long as the Rights are redeemable, the Rights Agreement may be amended in any respect without the approval of any holders of shares of Common Stock. At any time when the Rights are no longer redeemable, the Company may amend the Rights Agreement without the approval of any Rights holders; provided howeverthat the amendment does not (i) adversely affect the interests of the Rights holders as such (other than any Acquiring Person and certain affiliated persons); (ii) cause the Rights Agreement again to become amendable other than in accordance with the Rights Agreement; or (iii) cause the Rights again to become redeemable.

Preferred Stock Provisions. Each one one-thousandth of a share of Preferred Stock, if issued:

▪	will not be redeemable;
▪

will entitle holders to receive, when, as and if declared by the Board of Directors, quarterly dividend payments in an amount per share equal to the greater of, (a) $0.0001 or (b) subject to the provision for adjustment set forth in the Rights Agreement, the aggregate per share amount of all cash dividends, and the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the date on which the last quarterly dividend was declared, or, with respect to the first quarterly dividend payment, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock;

▪

will entitle holders upon liquidation to $1.00 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment;

▪

will entitle holders to the same voting power as one share of Common Stock on all matters submitted to a vote of the stockholders of the Company, and each fractional share of Series A Junior Participating Preferred Stock will entitle the holder thereof to a pro rata fractional vote; and

▪

will entitle holders to a per share payment equal to the aggregate amount of stock, securities, cash and any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged via merger, consolidation, or a similar transaction.

The value of a one one-thousandth interest in a share of Preferred Stock should approximate the value of one share of Common Stock.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Please see the disclosure set forth under Item 1.01 above, which is incorporated by reference into this Item 3.03.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Certificate of Designation.

In connection with the adoption of the Rights Agreement referenced in Item 1.01 above, the Board of Directors approved a Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock (the “Certificate of Designation”). The Company filed the Certificate of Designation with the Secretary of the State of Delaware on March 23, 2009. The Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information set forth under Item 1.01 above is incorporated herein by reference.

Second Amended and Restated By-Laws.

On March 22, 2009, the Board of Directors amended and restated the Amended and Restated By-laws of the Company (the “Second Amended By-laws”). The Second Amended By-laws were adopted to provide, among other things, that any stockholder advance notice of business or nominations for election of directors must contain information identified in the Second Amended By-laws. Specifically the notice must contain a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to mitigate loss, to manage risk of benefit of share price changes for, or increase or decrease the voting power of, such stockholder (or any other beneficial owner of shares of stock of the Company that are owned by such stockholder and any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such beneficial owner) with respect to the Company’s stock. The notice must also contain a description of any proxy, contract, arrangement, understanding or other relationship pursuant to which such stockholder (or any other beneficial owner of shares of stock of the Company that are owned by such stockholder and any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such beneficial owner) has a right to vote any shares of stock of the Company. Stockholder notices of nominations for election of directors must contain a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder, any other beneficial owner of shares of stock of the Company that are owned by such stockholder and any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such beneficial owner, or their respective associates, or others acting in concert therewith, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if such persons were the “registrant” for purposes of such rule and the nominee were a director or executive of such registrant. The Second Amended Bylaws also require that the stockholder must update and supplement the information provided to the Company in the notice.

The foregoing description of the Second Amended By-laws is qualified in its entirety by reference to the full text of the Second Amended By-laws, a copy of which is attached as Exhibit 3.2 hereto and incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

On March 23, 2009, the Company issued a press release describing the dividend distribution and the Rights. A copy of the press release is included herein as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
Exhibit Number	Description of Exhibit
3.1	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, as filed with the Secretary of the State of Delaware on March 23, 2009.

3.2	Second Amended and Restated By-laws of Interline Brands, Inc., dated as of March 22, 2009.

4.1

Rights Agreement, dated as of March 22, 2009, by and between Interline Brands, Inc. and Mellon Investor Services LLC, as Rights Agent, which includes as Exhibits thereto the Form of Certificate of Designation, the Form of Right Certificate and the Summary of Terms attached thereto as Exhibits A, B and C, respectively.

99.1	Press Release, dated March 23, 2009.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERLINE BRANDS, INC.
By:	/s/ Michael J. Grebe
Name: Michael J. Grebe Title: Chairman, Chief Executive Officer and President

Date: March 23, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, as filed with the Secretary of the State of Delaware on March 23, 2009.

3.2	Second Amended and Restated By-laws of Interline Brands, Inc., dated as of March 22, 2009.

4.1

Rights Agreement, dated as of March 22, 2009, by and between Interline Brands, Inc. and Mellon Investor Services LLC, as Rights Agent, which includes as Exhibits thereto the Form of Certificate of Designation, the Form of Right Certificate and the Summary of Terms attached thereto as Exhibits A, B and C, respectively.

99.1	Press Release, dated March 23, 2009.